SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 10, 2005

                             PROVIDENT BANCORP, INC.
                            ------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                        0-25233                  80-0091851
-----------------------------      ---------------------       ---------------
(State or Other Jurisdiction)      (Commission File No.)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


400 Rella Boulevard, Montebello, New York                            10901
-----------------------------------------                            -----
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:  (845) 369-8040
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





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Item 1.01.        Entry into a Material Definitive Agreement.

         On March 10, 2005, Provident Bancorp, Inc. (the "Registrant") granted shares of restricted stock and stock options to the following Directors and "Named Executive Officers" (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K) pursuant to the Registrant's 2004 Stock Incentive Plan. Shares of restricted stock vest as follows: 10% at September 30, 2005, 20% at each of September 30, 2006, 2007, 2008 and 2009, and 10% at March
31, 2010. Stock options vest over five years, commencing with the date of grant, and have an exercise price of $12.68. The form of award documents will be filed with the Securities and Exchange Commission upon distribution to participants.


       Name                     Restricted Stock         Stock Options
----------------------          ----------------         -------------
Dennis L. Coyle                      31,400                  46,100
William F. Helmer                    31,400                  46,100
Judith Hershaft                      17,000                  46,100
Thomas F. Jauntig, Jr                17,000                  46,100
Thomas G. Kahn                         --                    46,100
R. Michael Kennedy                     --                    46,100
Victoria Kossover                      --                    46,100
Donald T. McNelis                    31,400                  46,100
Richard A. Nozell                    31,400                  46,100
Carl J. Rosenstock                     --                    46,100
William R. Sichol, Jr                31,400                  46,100
Burt Steinberg                       17,000                  46,100
George Strayton                     140,000                 180,000
F. Gary Zeh                          31,400                  46,100
Daniel G. Rothstein                  52,000                  60,000
Stephen G. Dormer                    45,000                  60,000
Richard O. Jones                     10,000                  60,000
Robert J. Sansky                     43,000                  40,000
Paul A. Maisch                       28,000                  60,000


Item 9.01.        Financial Statements and Exhibits.

         (a)      Not Applicable.

         (b)      Not Applicable.

         (c)      Exhibits.

                  None.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 PROVIDENT BANCORP, INC.



DATE: March 16, 2005                         By:  /s/ Paul A. Maisch
                                                 -------------------------------
                                                 Paul A. Maisch
                                                 Senior Vice President and Chief
                                                 Financial Officer